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                                                                   EXHIBIT 10.28

                                 LEASE GUARANTY

                  In consideration of and as an inducement for the granting, execution and delivery of that certain Lease Agreement dated as of December 13, 2002 (hereinafter called "Lease"), by WESCO REAL ESTATE IV, LLC, a Delaware limited liability company ("Landlord"), to WESCO DISTRIBUTION, INC., a Delaware corporation ("Tenant"), with respect to the Properties (as more particularly defined and described in the Lease), and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Landlord to the undersigned, WESCO INTERNATIONAL, INC., a Delaware corporation ("Guarantor"), intending to be legally bound, hereby guarantees to Landlord the full and prompt payment when due of all Basic Rent and Additional Rent (as defined in the Lease) and any and all other sums and charges payable by Tenant under the Lease, and the full, faithful and prompt performance and observance of all the covenants, terms, conditions, and agreements therein provided to be performed and observed by Tenant (the "Obligations"); and Guarantor does hereby become surety to Landlord for and with respect to all of the Obligations.

                  Guarantor hereby covenants and agrees to and with Landlord that if default shall at any time be made by Tenant in the payment of any such rent or other sums or charges payable by Tenant under the Lease or in the performance of any of the covenants, terms, conditions or agreements contained in the Lease, Guarantor will forthwith pay such rent or other sums or charges to Landlord, and any arrears thereof, and will forthwith faithfully perform and fulfill all of such covenants, terms, conditions and agreements, and will forthwith pay to Landlord all damages and all costs and expenses that may arise in consequence of any default by Tenant under the Lease (including, without limitation, all reasonable attorneys' fees incurred by Landlord or caused by any such default and/or by the enforcement of this Guaranty).

                  This Guaranty is an absolute and unconditional guaranty of payment (and not of collection) and of performance and is a surety agreement. Guarantor's liability hereunder is direct and may be enforced without Landlord being required to resort to any other right, remedy or security and this Guaranty shall be enforceable against Guarantor, without the necessity for any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance of this Guaranty or of Landlord's intention to act in reliance hereon or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in nowise be terminated, affected or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease.

                  This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or

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modification of, or supplement to, or extension or renewal of, the Lease or any assignment or transfer thereof; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Lease or this Guaranty or any waiver, consent or approval by Landlord with respect to any of the covenants, terms, conditions or agreements contained in the Lease or any indulgences, forbearances or extensions of time for performance or observance allowed to Tenant from time to time and for any length of time; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Tenant, or its properties; (d) any limitation on the liability or obligation of Tenant under the Lease or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or from the decision of any court; (e) any sublease or transfer by Tenant or any assignment, mortgage or pledge of its interest under the Lease; or (f) any termination of the Lease prior to the expiration of its Term.

                  All of Landlord's rights and remedies under the Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any the others. No termination of the Lease or taking or recovering of the premises demised thereby shall deprive Landlord of any of its rights and remedies against Guarantor under this Guaranty. This Guaranty shall apply to the Obligations pursuant to any extension, renewal, amendment, modification and supplement of or to the Lease as well as to the Obligations thereunder during the original Term thereof in accordance with the original provisions thereof.

                  The Guarantor hereby waives any requirement that the Landlord protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against any person or any collateral (including any rights relating to marshaling of assets).

                  The Obligations will be paid strictly in accordance with the terms of the Lease, regardless of the value, genuineness, validity, regularity or enforceability of the Obligations, and of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Landlord with respect thereto. The liability of the Guarantor to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Guarantor or otherwise, whether based upon any obligations or any other agreements or otherwise, howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing irrespective of: (a) any lack of validity or enforceability of the Lease or of any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to Obligations, or any other amendment or waiver of or consent to any departure from the Lease or any other agreement relating to any Obligations; (c) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral or any release or amendment or

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waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Obligations; (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Tenant in respect of the obligations of the Guarantor in respect hereof; (e) the absence of any action on the part of the Landlord to obtain payment for the Obligations from the Tenant; (f) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding of the Tenant or the Guarantor, including, without limitation, rejection of the guaranteed Obligations in such bankruptcy; or (g) the absence of notice or any delay in any action to enforce any Obligations or to exercise any right or remedy against the Guarantor or the Tenant, whether hereunder, under any Obligations or under any agreement or any indulgence, compromise or extension granted.

                  Guarantor further agrees that, to the extent that the Tenant or the Guarantor makes a payment or payments to the Landlord, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Tenant or Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date of such initial payment, reduction or satisfaction occurred.

                  Guarantor shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from any person or entity (including, without limitation, the Tenant) for any payments made by the Guarantor hereunder, and Guarantor hereby waives and releases absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of recovery which it may now or hereafter acquire.

                  Guarantor represents and warrants to Landlord that (a) the execution and delivery of this Guaranty has been duly authorized by the Board of Directors of Guarantor, (b) the making of this Guaranty does not require any vote or consent of shareholders of Guarantor and (c) Tenant is a wholly owned subsidiary of Guarantor.

                  This Guaranty shall be legally binding upon Guarantor and its successors and assigns and shall inure to the benefit of Landlord and its successors and assigns. Reference herein to Tenant shall be deemed to include Tenant and it successors and assigns.

The terms and provisions of this Guaranty shall be governed by the laws of the State of New York.

                  Guarantor will not enter into any amendment to this Guaranty, and no such amendment will be effective in any event, without the prior written consent thereto by the Lender (as defined in the Lease). Guarantor will from time to time during the Term (as defined in the Lease), promptly following request of Landlord or Lender, confirm in writing to Landlord and to Lender that this Guaranty remains in full force and effect in accordance with its terms.

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                  Guarantor and Landlord (by its acceptance of this guaranty)
hereby mutually waive trial by jury in connection with any dispute arising hereunder.

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                  IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed by its duly authorized officer this 13th day of December, 2002.

                                WESCO INTERNATIONAL, INC.

                                By: ____________________________________________
                                    Name:
                                    Title:

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